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                                                                      Exhibit 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the use in the Statement of Additional Information of the Polaris II A-Class and Polaris II Asset Manager Variable Annuities, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company, of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the incorporation by reference of our report dated July 9, 2004, relating to the financial statements of Variable Annuity Account Seven at April 30, 2004, and for each of the two years in the period ended April 30, 2004. We also consent to the use of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 in the Polaris II A-Class and Polaris II Asset Manager Variable Annuity Prospectuses, which are included in this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 28, 2005